                                                                    EXHIBIT 99.3

                First Quarter 2001 Unaudited Analyst Information

                                    UNION PLANTERS CORPORATION
              SUPPLEMENTAL INFORMATION (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)
UNAUDITED                                 MARCH 31, 2001


                                                                             THREE
INCOME STATEMENT                                                             MONTHS
--------------------                                                        -------
INTEREST INCOME (TE)                                                        657,683

INTEREST EXPENSE                                                            337,391

NET INTEREST INCOME (TE)                                                    320,292

LOAN LOSS PROVISION                                                          25,300

NONINTEREST INCOME

  INVESTMENT SECURITIES GAINS                                                    25

  TRADING ACCOUNT                                                             2,718

  FOREIGN EXCHANGE                                                              (A)

  TRUST REVENUE                                                               7,084

  BANK CARD INCOME                                                            9,660

  MORTGAGE BANKING REVENUE                                                   39,093

  SERVICE CHARGES ON DEPOSITS                                                53,416

  FACTORING COMMISSIONS                                                       7,399

  INSURANCE COMMISSIONS                                                       4,112

  ANNUITY SALES INCOME                                                        3,728

  BROKERAGE FEE INCOME                                                        3,821

  NET SOI REVENUES                                                            6,046

  ATM TRANSACTION FEES                                                        6,936

  LOSS ON SALE OF BRANCHES AND OTHER
     SELECTED ASSETS                                                            (51)

  OTHER INCOME                                                               20,927

    TOTAL NONINTEREST INCOME                                                164,914

NONINTEREST EXPENSE

  SALARIES AND BENEFITS                                                     132,343

  OCCUPANCY EXPENSE                                                          25,767

  EQUIPMENT EXPENSE                                                          22,134

  GOODWILL AND OTHER INTANGIBLES AMORT. (H)                                  16,451

  AMORTIZATION OF MORTGAGE SERV. RIGHTS/LOSS IMPAIRMENT                      10,291

  OTHER EXPENSES                                                             82,686

    TOTAL NONINTEREST EXPENSE                                               289,672

EARNINGS BEFORE TAXES (TE)                                                  170,234

TAX-EQUIVALENT ADJUSTMENT                                                     9,266

REPORTED EARNINGS BEFORE TAXES                                              160,968

TAXES                                                                        54,601

NET INCOME                                                                  106,367
  RETURN ON AVERAGE ASSETS                                                     1.23
  RETURN ON AVERAGE COMMON EQUITY                                             14.53

OPERATING EARNINGS (B)                                                      106,352
  RETURN ON AVERAGE ASSETS                                                     1.23
  RETURN ON AVERAGE COMMON EQUITY                                             14.53

CASH OPERATING EARNINGS (C)                                                 120,272
  RETURN ON AVERAGE ASSETS                                                     1.39
  RETURN ON AVERAGE COMMON EQUITY                                             16.44
  RETURN ON AVERAGE TANGIBLE ASSETS                                            1.43
  RETURN ON AVERAGE TANGIBLE COMMON EQUITY                                    24.38



PER SHARE DATA
--------------

NET EARNINGS
  BASIC                                                                         .78
  DILUTED                                                                       .77

OPERATING EARNINGS
   BASIC                                                                        .78
   DILUTED                                                                      .77

CASH OPERATING EARNINGS
   BASIC                                                                        .88
   DILUTED                                                                      .87

COMMON DIVIDEND PER SHARE                                                       .50

EOP COMMON BOOK VALUE                                                         22.39

EOP COMMON TANGIBLE BOOK VALUE (D)                                            15.23

HIGH COMMON STOCK PRICE                                                       39.12

LOW COMMON STOCK PRICE                                                        34.70


CREDIT QUALITY DATA
-------------------

NONACCRUAL LOANS                                                            174,027

RENEGOTIATED LOANS                                                            1,401

ORE, NET                                                                     54,819

FORECLOSED PROPERTY                                                           2,016

  TOTAL NONPERFORMING ASSETS                                                232,263

LOANS 90 DAYS PAST DUE                                                      109,705

FHA/VA GOVERNMENT INSURED/GUARANTEED LOANS
                 NONACCRUAL                                                   3,216
                 LOANS 90 DAYS PAST DUE                                     129,776

GROSS CHARGE-OFFS                                                            36,114

RECOVERIES                                                                   13,514

  NET CHARGE-OFFS                                                            22,600

DECREASE IN ALLOWANCE DUE TO SALE OF LOANS                                    1,767

INCREASE IN ALLOWANCE DUE TO ACQUISITIONS                                     5,753


SHARE INFORMATION
-----------------

EOP SHARES OUTSTANDING (IN THOUSANDS)                                       137,051

EOP SERIES E PREFERRED SHARES OUTSTANDING                                       778

EOP SHARES OUTSTANDING ASSUMING
  CONVERSION OF CONVERTIBLE PREFERRED STOCK                                 138,023

WEIGHTED AVERAGE SHARES OUTSTANDING
  BASIC                                                                     136,600
  DILUTED                                                                   138,179

COMMON DIVIDENDS                                                             67,408

PREFERRED DIVIDENDS - SERIES E CONVERTIBLE                                      386

DATE OF LAST CASH DIVIDEND INCREASE (QUARTERLY                              1-15-98
  DIVIDEND WAS INCREASED TO $.50 PER SHARE)


PARENT COMPANY DATA
-------------------

PARENT COMPANY GOODWILL                                                           0

PARENT COMPANY EQUITY INVESTMENT IN SUBS                                  3,238,532

                           UNION PLANTERS CORPORATION
     SUPPLEMENTAL INFORMATION (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)
                                 March 31, 2001
---------
UNAUDITED
---------

                                                                           THREE
AVERAGE BALANCE SHEET DATA                                                 MONTHS
--------------------------                                               ----------
TOTAL LOANS AND LEASES EXCLUDING FHA/VA
  GOVERNMENT-INSURED/GUARANTEED LOANS (E)                                24,904,776

FHA/VA GOVERNMENT-INSURED/GUARANTEED LOANS                                  290,423

TOTAL SECURITIES                                                          6,633,985

OTHER EARNING ASSETS                                                        274,693

  TOTAL EARNING ASSETS                                                   32,103,877

RESERVE FOR LOANS AND LEASES                                                338,675

GOODWILL AND OTHER INTANGIBLES                                              962,693

TOTAL ASSETS                                                             35,103,823

MONEY MARKET ACCOUNTS                                                     3,945,402

INTEREST-BEARING CHECKING                                                 3,149,582

SAVINGS DEPOSITS                                                          1,350,986

OTHER CONSUMER TIME                                                       8,514,807

CD'S > $100,000                                                           2,263,341

SHORT-TERM BORROWINGS (F)                                                 5,965,566

INTERMEDIATE AND LONG-
  TERM BORROWINGS (G)                                                     2,356,374

  TOTAL INTEREST-BEARING LIABILITIES                                     27,546,058

DEMAND DEPOSITS                                                           3,890,023

CONVERTIBLE PREFERRED EQUITY                                                 19,532

COMMON EQUITY                                                             2,957,073

  TOTAL EQUITY                                                            2,976,605


OTHER INFORMATION
-----------------

TAX (BENEFIT) APPLICABLE TO SEC
  TRANSACTIONS                                                                   10

NUMBER OF BANKING SUBSIDIARIES                                                    4

DOMESTIC BANK BRANCHES                                                          835
  (FULL SERVICE AND LIMITED SERVICE)

NUMBER OF ATM LOCATIONS                                                       1,068

EMPLOYEES (FTE)                                                              12,608

EXPENSE RATIO                                                                  1.25

EFFICIENCY RATIO                                                              56.31


CAPITAL ADEQUACY
----------------

TIER I CAPITAL                                                            2,255,613

TIER II CAPITAL                                                                 (I)

RISK-ADJUSTED ASSETS                                                            (I)

LEVERAGE RATIO                                                                 6.61


PERIOD END BALANCE SHEET
------------------------

TOTAL LOANS AND LEASES EXCLUDING FHA/VA
  GOVERNMENT-INSURED/GUARANTEED
  LOANS (E)                                                              24,294,794
FHA/VA GOVERNMENT INSURED/
       GUARANTEED LOANS                                                     303,177

RESERVE FOR LOANS AND LEASES                                                342,138

AVAILABLE FOR SALE INVESTMENT SECURITIES
  AMORTIZED COST                                                          6,432,965
  FAIR VALUE                                                              6,523,197

EARNING ASSETS                                                           32,468,625

ASSETS                                                                   35,423,470

GOODWILL                                                                    817,668

PURCHASED CREDIT CARD RELATIONSHIPS                                               0

OTHER INTANGIBLES (H)                                                       163,072

  TOTAL INTANGIBLES                                                         980,740

MORTGAGE SERVICING RIGHTS                                                   118,551

FOREIGN LOANS                                                                   (A)

DEMAND DEPOSITS                                                           4,047,894

CD'S > $100,000                                                           2,182,318

TOTAL DEPOSITS                                                           23,605,227

SHORT-TERM BORROWINGS (F)                                                 5,301,437

LONG-TERM DEBT

   SUBORDINATED DEBT-PARENT COMPANY                                         673,202

   SUBORDINATED DEBT-SUBSIDIARY BANK (J)                                    300,822

   TRUST PREFERRED SECURITIES (TruPS)                                       199,089

   ASSET BACKED CERTIFICATES                                                100,000

   SENIOR NOTES (J)                                                          60,000

   FEDERAL HOME LOAN BANK ADVANCES (J)                                    1,361,452

   OTHER                                                                      3,101

MINORITY INTERESTS                                                            4,688

CONVERTIBLE PREFERRED EQUITY                                                 19,445

COMMON EQUITY                                                             3,068,662

  TOTAL EQUITY                                                            3,088,107

UNREALIZED LOSS - NET OF TAX (FAS115)                                        56,881

UNION PLANTERS CORPORATION
SUPPLEMENTAL INFORMATION
MARCH 31, 2001

NOTES
-----------------------------------------

(A)   NOT PRESENTED DUE TO IMMATERIALITY.

(B)   EARNINGS BEFORE NONOPERATING ITEMS, NET OF TAXES.

(C) EARNINGS BEFORE GOODWILL AND OTHER INTANGIBLES AMORTIZATION, AND NONOPERATING ITEMS, NET OF TAXES.

(D) CALCULATED DEDUCTING GOODWILL AND ALL OTHER INTANGIBLES. DOES NOT DEDUCT MORTGAGE SERVICING RIGHTS.

(E) AMOUNTS SHOWN FOR AVERAGE LOANS ARE NET OF UNEARNED AND GROSS OF RESERVE AND INCLUDE LOANS HELD FOR RESALE. AMOUNTS SHOWN FOR PERIOD END LOANS ARE NET OF UNEARNED AND GROSS OF RESERVE BUT DO NOT INCLUDE LOANS HELD FOR RESALE.

(F)   INCLUDES THE FOLLOWING:


                                                                           PERIOD END        AVERAGE BALANCE
                                                                            BALANCE         THREE MONTHS ENDED
                                                                            03/31/01             03/31/01
                                                                           ----------       ------------------
                       FEDERAL FUNDS PURCHASED                             $2,168,637           $2,082,711
                       SECURITIES SOLD UNDER AGREEMENTS
                         TO REPURCHASE                                      1,630,697            1,761,154
                       SHORT-TERM FEDERAL HOME LOAN BANK ADVANCES           1,500,000            2,117,778
                       SHORT-TERM SENIOR NOTES                                      0                    0
                       OTHER                                                    2,103                3,923
                                                                           ----------           ----------
                                                                           $5,301,437           $5,965,566
                                                                           ==========           ==========

(G)   INCLUDES THE FOLLOWING: AVERAGE BALANCE


                                                                          AVERAGE BALANCE
                                                                        THREE MONTHS ENDED
                                                                             03/31/01
                                                                        ------------------
                       FEDERAL HOME LOAN BANK ADVANCES*                     $1,336,153
                       SUBORDINATED DEBT-PARENT COMPANY                        357,085
                       MEDIUM-TERM SENIOR NOTES                                 60,000
                       TRUST PREFERRED SECURITIES (TRuPS)                      199,084
                       ASSET BASED CERTIFICATES                                100,000
                       SUBORDINATED DEBT-SUBSIDIARY BANK                       300,840
                       OTHER LONG-TERM DEBT                                      3,212
                                                                           -----------
                                                                            $2,356,374
                                                                           ===========
                       * ORIGINAL MATURITY GREATER THAN ONE YEAR

(H)  OTHER INTANGIBLES ARE PRIMARILY CORE DEPOSIT PREMIUMS

                                                                                  THREE MONTHS ENDED
                                                                                    MARCH 31, 2001
                                                                           ------------------------------
                                                                           BEFORE TAX          AFTER TAX
                                                                           ----------          ----------
                       GOODWILL AMORTIZATION                               $   11,966          $   10,187
                       OTHER INTANGIBLES AMORTIZATION                           4,485               3,733
                                                                           ----------          ----------
                                      TOTAL                                $   16,451          $   13,920
                                                                           ==========          ==========

(I)   AVAILABLE 45 DAYS AFTER QUARTER END.

(J)   OBLIGATIONS OF SUBSIDIARY BANKS.

(K) ON FEBRUARY 12, 2001, UNION PLANTERS ACQUIRED JEFFERSON SAVINGS BANCORP, INC. OF BALLWIN, MISSOURI, THE PARENT OF JEFFERSON HERITAGE BANK, A FEDERAL SAVINGS BANK. UNION PLANTERS EXCHANGED APPROXIMATELY
      4.4 MILLION SHARES OF ITS COMMON STOCK FOR ALL OF THE OUTSTANDING SHARES OF JEFFERSON SAVINGS. THE ACQUISITION WAS ACCOUNTED FOR AS A PURCHASE.

 TE = TAXABLE-EQUIVALENT

FTE = FULL-TIME EQUIVALENT

A BALANCE SHEET, INCOME STATEMENT, AND OTHER SUPPLEMENTAL DATA MAY BE VIEWED ON OUR WEB SITE AT WWW.UNIONPLANTERS.COM. CLICK ON THE 'FINANCIAL REPORTS' BUTTON, THEN ON THE 'INVESTOR INFORMATION' BUTTON.